Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Peter E. Jacobstein, President of The Motley Fool Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 18, 2010	/S/ PETER E. JACOBSTEIN
Peter E. Jacobstein, President
(principal executive officer)

I, Ollen C. Douglass, Treasurer of The Motley Fool Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 18, 2010	/S/ OLLEN C. DOUGLASS
Ollen C. Douglass, Treasurer
(principal financial officer)